GUIDESTONE FUNDS

Supplement dated March 22, 2013

to

Prospectus dated April 28, 2012

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.          CHANGES TO AGGRESSIVE ALLOCATION FUND AND

AGGRESSIVE ALLOCATION FUND I

Under the section disclosing “Principal Investment Strategies”, the chart containing the target and potential ranges for each of the Aggressive Allocation Fund (page 43) and the Aggressive Allocation Fund I (page 58) should be deleted in its entirety and replaced with the following:

	Target	Range
Fixed Income Select Fund	2%	0-10%
Money Market	2%	0-10%

U.S. Equity Select Funds	58%	50-80%
Value Equity	26%	15-45%
Growth Equity	26%	15-45%
Small Cap Equity	6%	2-15%

Non-U.S. Equity Select Fund	40%	25-55%
International Equity	40%	25-55%

Under the section titled, “Additional Information About Performance Benchmarks” the first bullet point for Aggressive Allocation Fund and Aggressive Allocation Fund I on page 117 is supplemented with the following:

The composite index for the Aggressive Allocation Fund and the Aggressive Allocation Fund I has changed its composite weightings from 65% of the Russell 3000® Index and 35% of the MSCI ACWI (All Country World Index) Ex-U.S. Index to 60% of the Russell 3000® Index and 40% of the MSCI ACWI (All Country World Index) Ex-U.S. Index, respectively.

II.          CHANGES TO EXTENDED-DURATION BOND FUND

Under the section disclosing “Principal Investment Risks” on page 72, the following should be added after the fourth bullet point:

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The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

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III.          CHANGES TO INFLATION PROTECTED BOND FUND

Under the section disclosing “Principal Investment Strategies” for the Inflation Protected Bond Fund on page 76, the third, fifth and sixth bullet points should be deleted in their entirety and respectively replaced with the following:

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The Fund will not invest in fixed-income securities that have a quality rating less than “Baa” as rated by Moody’s Investor Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”) (or, if unrated, determined by the Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Baa” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•

The Fund may invest up to 10% of its assets in obligations denominated in currencies other than the U.S. dollar. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

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The Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps, swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

Under the section disclosing “Principal Investment Risks” for the Inflation Protected Bond Fund on page 76, the second bullet point should be deleted in its entirety and replaced with the following:

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There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in loss of anticipated payments or principal being invested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

Under the section disclosing “Principal Investment Risks” for the Inflation Protected Bond Fund on page 76, the following should be added after the fourth bullet point:

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

IV.          CHANGES TO SMALL CAP EQUITY FUND

Sub-Adviser Termination

Lord, Abbett & Co. LLC (“Lord Abbett”) has been terminated as a sub-adviser to the Small Cap Equity Fund. All references in the prospectus to Lord Abbett are hereby deleted in their entirety.

Under the section disclosing “Principal Investment Risks” for the Small Cap Equity Fund on page 102, the following should be added after the second bullet point:

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The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

V.          CHANGES TO INTERNATIONAL EQUITY FUND

Under the section disclosing “Principal Investment Strategies” for the International Equity Fund on page 105, the sixth bullet point should be deleted in its entirety and replaced with the following:

•

The Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

In the section disclosing “Sub-Advisers and Portfolio Managers” for the International Equity Fund on page 107, the reference to The Clifton Group Investment Management Company should be deleted and replaced with Parametric Portfolio Associates LLC.

Under the heading “Additional Investment & Risk Information” for Short Sales beginning on page 112, the first sentence is deleted in its entirety and replaced with the following:

The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

Under the heading “Sub-Advisers” for the International Equity Fund beginning on page 130, the paragraph referring to The Clifton Group Investment Management Company should be deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Founded in 1972, The Clifton Group, a division of Parametric, (“The Clifton Group”) delivers customized investment solutions to institutional investors. The firm specializes in strategies that seek to improve efficiency and returns while reducing performance risk through low-cost, derivative-based strategic investment applications. As of December 31, 2012, Parametric had total firm assets under management of approximately $91.7 billion. The Clifton Group uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Jay Strohmaier, CFA, Senior Portfolio Manager, and includes Daniel Wamre, CFA, Portfolio Manager, and Alex Zweber, CFA, Portfolio Manager. Mr. Strohmaier returned to The Clifton Group in 2009, and prior to rejoining the firm, he worked for Cargill, Peregrine Capital Management and Advantus Capital Management where his responsibilities included research, portfolio management, trading, marketing and client service. Mr. Strohmaier has 27 years of investment experience. Messrs. Wamre and Zweber have over five years of investment experience with The Clifton Group.

VI.          SUB-ADVISER CHANGE FOR CASH OVERLAY PROGRAM

Under the heading “Sub-Advisers” for All Funds – Cash Overlay Program on page 132, the paragraph referring to The Clifton Group Investment Management Company should be deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby a division of Parametric, The Clifton Group, (“The Clifton Group”) is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, The Clifton Group may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Date Target Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, The Clifton Group may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. For the International Equity Fund, The Clifton Group may from time to time invest in a basket of derivative instruments, such as exchange listed equity futures contracts (e.g., MSCI EAFE Index and MSCI Emerging Markets Index), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, The Clifton Group may use short positions in derivative instruments, such as futures contracts, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows The Clifton Group to short U.S. Treasury securities within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund to reduce market exposure. The Clifton Group was founded in 1972 and, as of December 31, 2012, Parametric had total firm assets under management of $91.7 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated March 22, 2013

to

Statement of Additional Information (“SAI”) dated April 28, 2012

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.          CHANGE TO MANAGEMENT OF THE FUNDS

The SAI is hereby amended to delete all references to Peter L. Chamberlain, Ph.D. as a Disinterested Trustee to the GuideStone Funds Board of Trustees, effective March 5, 2013.

II.          SUB-ADVISER TERMINATION FOR THE SMALL CAP EQUITY FUND

Lord, Abbett & Co. LLC (“Lord Abbett”) has been terminated as a sub-adviser to the Small Cap Equity Fund. All references in the SAI to Lord Abbett are hereby deleted in their entirety.

III.          SUB-ADVISER CHANGE FOR CASH OVERLAY PROGRAM

Under the heading “The Board’s Committees”, the paragraph entitled “The Sub-Advisers”, on page 45, should be deleted in its entirety and replaced with the following:

The Sub-Advisers. The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby The Clifton Group, a division of Parametric, is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments such as futures contracts within the Date Target Funds and the Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

IV.          CHANGES TO CONTROL PERSONS OF SUB-ADVISERS

In the section entitled “Control Persons of Sub-Advisers” under the sub-heading for the Value Equity Fund, the paragraphs referring to TCW Investment Management Company, on page 52, should be deleted in their entirety and replaced with the following:

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: TCW is owned by both The Carlyle Group, a global alternative asset manager, and by TCW management and employees. The Carlyle Group (“Carlyle”) is the majority owner with an approximate 60% stake in the firm with TCW management and employees owning the balance of 40%, on a fully diluted basis. Carlyle is a publicly traded partnership and has three groups of owners: employees of Carlyle who are equity partners, strategic investors and public unitholders.

In the section entitled “Control Persons of Sub-Advisers” under the sub-headings for the International Equity Fund and All Funds – Cash Overlay Program, the paragraphs referring to The Clifton

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Group Investment Management Company, on page 55, should be deleted in their entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is 92% owned by Eaton Vance Corp., a Boston-based investment management firm, and 8% owned by current and former employees of Parametric.

V.          CHANGES TO OTHER ACCOUNTS MANAGED CHART

The “Other Accounts Managed” chart beginning on page 56 should be amended to replace all references to The Clifton Group Investment Management Company with Parametric Portfolio Associates LLC. The account holdings information has not changed.

VI.          CHANGES TO PORTFOLIO MANAGER COMPENSATION

In the section entitled “Portfolio Manager Compensation”, the disclosure pertaining to TCW Investment Management Company beginning on page 77, should be deleted in its entirety and replaced with the following:

TCW Investment Management Company (“TCW”). The overall objective of the compensation program for portfolio managers is to attract what the firm considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with the portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool, and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Value Equity Fund (“Fund”) is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by TCW or one of the other TCW advisors (together, the “TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of or is associated with a group, other members of which manage such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, and in other cases, they may be discretionary based on supervisor allocation.

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In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy, but within a given strategy, the same benchmark applies to all accounts, including the Fund. In the case of the Fund, the Russell 1000® Value Index rather than the S&P 500® Index is used to measure performance for purposes of the profit sharing percentage.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases, bonuses may be paid on a discretionary basis out of a departmental profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the firm has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and the TCW Group’s affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

In the section entitled “Portfolio Manager Compensation”, the paragraph referring to The Clifton Group Investment Management Company, on page 79, should be deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”). The compensation structure for senior portfolio managers of The Clifton Group, a division of Parametric, (“The Clifton Group”) consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percent ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the

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chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and The Clifton Group. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

VII.          CHANGES TO PROXY VOTING

In Appendix B – Description of Proxy Voting Procedures, the disclosure pertaining to The Clifton Group Investment Management Company, on page B-25, should be deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC (“Parametric”). The Clifton Group, a division of Parametric, (“The Clifton Group”) acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The firm’s authority to vote proxies or act with respect to other shareholder actions may be established through the delegation of discretionary authority under an investment advisory contract. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, in the investment management agreement or in a supplemental written communication, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, The Clifton Group will vote all proxies and act on all other actions in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the proxy voting policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

For proxies voted by The Clifton Group, the firm receives proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Each proxy issue will be considered individually. Proxy voting may be different for different types of clients. Although many proxy proposals can be voted in accordance with established guidelines (the “Guidelines”), it is recognized that some proposals require special consideration which may dictate that an exception is made to the Guidelines.

The Clifton Group will review all proxy proposals for conflicts of interest as part of the overall vote review process. Where a proxy proposal raises a material conflict between The Clifton Group’s interests and a client’s interest, the firm will resolve such a conflict in one or more of the following manners: vote in accordance with the Guidelines; obtain consent of clients; and/or client directive to use an independent third party. To the extent that The Clifton Group has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm will vote in accordance with the pre-determined voting policy. To the extent that The Clifton Group has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. If a client does not respond to such a conflict disclosure request or denies the request, The Clifton Group will abstain from voting the securities held by the client’s account. Lastly, a client may, in writing, specifically direct The Clifton Group to forward all proxy matters in which the firm has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. When the independent third party’s recommendations are received on a timely basis, The Clifton Group will vote all such proxies in accordance with the third party’s recommendation; whereas, if the third party’s recommendations are not received in a timely manner, The Clifton Group will abstain from voting the securities held by that client’s account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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